Exhibit 99.2

Genworth Financial

Insurance for living. Solutions for life.

THIRD QUARTER FINANCIAL SUPPLEMENT

SEPTEMBER 30, 2006

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Table of Contents	Page
Use of Non-GAAP Measures	3
Financial Highlights	4

Third Quarter Results
Reconciliation of Net Income to Net Operating Income	6
Net Income and Net Operating Income	7
Consolidated Net Income and Net Operating Income by Quarter	8
Consolidated Balance Sheet	9-10
Deferred Acquisition Costs Rollforward	11

Quarterly Results by Segment
Consolidated Segment Net Income and Segment Net Operating Income	13-16
Segment Net Income and Segment Net Operating Income and Sales—Protection	17-21
Segment Net Income and Segment Net Operating Income and Sales—Retirement Income and Investments	22-25
Segment Net Income and Segment Net Operating Income and Sales—Mortgage Insurance	26-28
Segment Net Loss and Segment Net Operating Loss—Corporate and Other	29

Additional Financial Data
Investments Summary	31-32
Fixed Maturities Summary	33
Commercial Mortgage Loans Data	34-35
General Account GAAP Net Investment Income Yields	36
Life Insurance In-force	37
Assets Under Management—Retirement Income and Investments	38-41
Selected Key Performance Measures—Mortgage Insurance	42-45
Reconciliations of Non-GAAP Measures	46-50

Corporate Information
Industry Ratings	51-53

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Use of Non-GAAP Measures

This financial supplement includes the non-GAAP* financial measure entitled “net operating income.” The company defines net operating income as net income from continuing operations, excluding after-tax net investment gain (losses), net of taxes and other adjustments, changes in accounting principles and infrequent or unusual non-operating items. There were no infrequent or unusual non-operating items excluded from net operating income for the periods presented in this financial supplement.

Management believes that analysis of net operating income enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers. However, net operating income should not be viewed as a substitute for GAAP net income. In addition, the company’s definition of net operating income may differ from the definitions used by other companies. The table on page 6 of this report provides a reconciliation of net income to net operating income (as defined above) for the three and nine months ended September 30, 2006 and 2005.

During 2006, we began allocating net investment gains (losses) to the segments in determining segment net income. We exclude the net investment gains (losses), net of taxes and other adjustments, from segment net operating income for each of the segments. Other adjustments represent amortization of deferred acquisition costs and other intangible assets associated with the net investment gains (losses). During 2005, all net investment gains (losses) were recorded in the Corporate and Other segment.

This financial supplement includes other non-GAAP measures management believes enhances the understanding and comparability of performance by highlighting underlying business activity and profitability drivers. These additional non-GAAP measures are on pages 47 through 50 of this financial supplement.

*	U.S. Generally Accepted Accounting Principles

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Financial Highlights

(amounts in millions, except per share data)

Balance Sheet Data		2006		2005
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total stockholders’ equity, excluding accumulated other comprehensive income	$12,143	$11,977	$11,738	$11,906	$11,615	$11,343	$11,062
Total accumulated other comprehensive income	1,166	233	740	1,404	1,713	2,163	1,458

Total stockholders’ equity	$13,309	$12,210	$12,478	$13,310	$13,328	$13,506	$12,520

Book value per common share	$29.44	$26.84	$27.37	$28.26	$28.31	$28.69	$26.62
Book value per common share, excluding accumulated other comprehensive income	$26.86	$26.33	$25.74	$25.28	$24.67	$24.10	$23.52
Common shares outstanding as of balance sheet date	452.1	454.9	456.0	470.9	470.8	470.7	470.2

	Twelve months ended
Return on Equity (ROE)	September 30, 2006	December 31, 2005
GAAP Basis ROE	10.6%	10.7%
Operating ROE	10.9%	10.7%

See page 47 herein for a reconciliation of GAAP Basis ROE to Operating ROE.

Basic and Diluted Shares	Three months ended September 30, 2006	Nine months ended September 30, 2006
Weighted-average shares used in basic earnings per common share calculations	453.8	458.8
Dilutive securities:
Stock purchase contracts underlying equity units(1)	8.1	7.7
Stock options, restricted stock units and stock appreciation rights	5.3	5.2

Weighted-average shares used in diluted earnings per common share calculations	467.2	471.7

(1)	For more information on our Equity Units, see note 13 (d) in our audited financial statements filed on Form 10-K for the year ended December 31, 2005.

Dilutive Effect of Stock Purchase Contracts Underlying Equity Units	Average market price	Incremental shares(a)
	$31.00	6.1
	$32.00	6.7
	$33.00	7.3
	$34.00	7.8
	$35.00	8.3
	$36.00	8.8
	$37.00	9.2
	$38.00	9.7
	$39.00	10.1
	$40.00	10.5

(a)	Incremental shares are calculated using the treasury stock method.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Third Quarter Results

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Net Income to Net Operating Income

(amounts in millions, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
Net income	$304	$307	$955	$914
Less cumulative effect of accounting change, net of taxes	—	—	4	—

Net income before accounting change	304	307	951	914
Net investment (gains) losses, net of taxes and other adjustments	3	4	40	8

Net operating income	$307	$311	$991	$922

Net earnings per common share:
Basic	$0.67	$0.65	$2.08	$1.92

Diluted	$0.65	$0.64	$2.02	$1.88

Net operating earnings per common share:
Basic	$0.68	$0.66	$2.16	$1.93

Diluted	$0.66	$0.65	$2.10	$1.90

Weighted-average common shares outstanding:
Basic	453.8	470.7	458.8	476.7

Diluted	467.2	481.1	471.7	484.7

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Net Income and Net Operating Income

(amounts in millions)

	Three months ended September 30,		Nine months ended September 30,
	2006	2005	2006	2005
REVENUES:
Premiums	$1,680	$1,547	$4,867	$4,766
Net investment income	944	902	2,821	2,595
Net investment gains (losses)	(6)	(7)	(77)	(13)
Policy fees and other income	186	186	572	501

Total revenues	2,804	2,628	8,183	7,849

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,183	1,026	3,314	3,152
Interest credited	383	364	1,134	1,051
Acquisition and operating expenses, net of deferrals	533	506	1,529	1,476
Amortization of deferred acquisition costs and intangibles	170	217	551	618
Interest expense	87	72	257	213

Total benefits and expenses	2,356	2,185	6,785	6,510

INCOME BEFORE INCOME TAXES AND ACCOUNTING CHANGE	448	443	1,398	1,339
Provision for income taxes	144	136	447	425
Effective tax rate	32.1%	30.7%	32.0%	31.7%

NET INCOME BEFORE ACCOUNTING CHANGE	304	307	951	914
Cumulative effect of accounting change, net of taxes	—	—	4	—

NET INCOME	304	307	955	914
ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	3	4	40	8
Cumulative effect of accounting change, net of taxes	—	—	(4)	—

NET OPERATING INCOME	$307	$311	$991	$922

Effective tax rate (operating income)	32.1%	30.9%	32.1%	31.8%

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Consolidated Net Income and Net Operating Income by Quarter

(amounts in millions, except per share amounts)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,680	$1,648	$1,539	$4,867	$1,531	$1,547	$1,614	$1,605	$6,297
Net investment income	944	953	924	2,821	941	902	842	851	3,536
Net investment gains (losses)	(6)	(49)	(22)	(77)	11	(7)	—	(6)	(2)
Policy fees and other income	186	202	184	572	172	186	154	161	673

Total revenues	2,804	2,754	2,625	8,183	2,655	2,628	2,610	2,611	10,504

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1,183	1,096	1,035	3,314	1,053	1,026	1,051	1,075	4,205
Interest credited	383	378	373	1,134	374	364	347	340	1,425
Acquisition and operating expenses, net of deferrals	533	521	475	1,529	513	506	523	447	1,989
Amortization of deferred acquisition costs and intangibles	170	207	174	551	176	217	208	193	794
Interest expense	87	88	82	257	80	72	69	72	293

Total benefits and expenses	2,356	2,290	2,139	6,785	2,196	2,185	2,198	2,127	8,706

INCOME BEFORE INCOME TAXES	448	464	486	1,398	459	443	412	484	1,798
Provision for income taxes	144	147	156	447	152	136	127	162	577

NET INCOME BEFORE ACCOUNTING CHANGE	304	317	330	951	307	307	285	322	1,221
Cumulative effect of accounting change, net of taxes	—	—	4	4	—	—	—	—	—

NET INCOME	304	317	334	955	307	307	285	322	1,221
ADJUSTMENTS TO NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	3	22	15	40	(7)	4	—	4	1
Cumulative effect of accounting change, net of taxes	—	—	(4)	(4)	—	—	—	—	—

NET OPERATING INCOME	$307	$339	$345	$991	$300	$311	$285	$326	$1,222

Effective tax rate (operating income)	32.1%	32.2%	32.1%	32.1%	33.0%	30.9%	30.8%	33.5%	32.1%

Earnings Per Share Data:
Earnings Per Share
Basic	$0.67	$0.70	$0.72	$2.08	$0.65	$0.65	$0.61	$0.66	$2.57
Diluted	$0.65	$0.68	$0.70	$2.02	$0.64	$0.64	$0.60	$0.65	$2.52
Operating Earnings Per Share
Basic	$0.68	$0.74	$0.74	$2.16	$0.64	$0.66	$0.61	$0.67	$2.57
Diluted	$0.66	$0.72	$0.72	$2.10	$0.62	$0.65	$0.60	$0.66	$2.52
Shares Outstanding
Basic	453.8	455.8	467.0	458.8	470.9	470.7	470.4	488.8	475.3
Diluted	467.2	468.3	479.5	471.7	482.6	481.1	477.4	494.3	484.6

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet

(amounts in millions)

	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
ASSETS
Investments:
Fixed maturity securities available-for-sale, at fair value	$54,280	$52,316	$53,559	$53,937	$53,740
Equity securities available-for-sale, at fair value	192	187	193	206	195
Commercial mortgage loans	8,315	8,203	7,854	7,558	7,272
Policy loans	1,498	1,485	1,362	1,350	1,353
Restricted investments held by securitization entities	—	—	—	685	753
Other invested assets	3,050	1,840	2,738	3,174	3,224

Total investments	67,335	64,031	65,706	66,910	66,537
Cash and cash equivalents	2,302	2,351	1,909	1,875	1,834
Accrued investment income	760	663	788	733	749
Deferred acquisition costs	6,166	6,042	5,817	5,586	5,391
Intangible assets	884	942	817	782	778
Goodwill	1,488	1,486	1,451	1,450	1,455
Reinsurance recoverable	17,661	17,789	18,003	18,245	18,331
Other assets	1,167	717	716	967	1,691
Separate account assets	10,084	9,625	9,700	9,106	8,923

Total assets	$107,847	$103,646	$104,907	$105,654	$105,689

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Consolidated Balance Sheet (continued)

(amounts in millions)

	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future annuity and contract benefits	$63,593	$63,614	$63,632	$63,749	$63,786
Liability for policy and contract claims	3,389	3,297	3,279	3,364	3,315
Unearned premiums	4,180	3,956	3,706	3,647	3,567
Other policyholder liabilities	509	484	443	507	518
Other liabilities	5,167	3,652	4,551	4,937	5,337
Non-recourse funding obligations	2,450	2,150	2,150	1,400	1,400
Short-term borrowings	295	295	380	152	167
Long-term borrowings	2,730	2,741	2,729	2,736	2,761
Senior notes underlying equity units	600	600	600	600	600
Mandatorily redeemable preferred stock	100	100	100	100	100
Deferred tax liability	1,441	922	1,159	1,386	1,177
Borrowings related to securitization entities	—	—	—	660	710
Separate account liabilities	10,084	9,625	9,700	9,106	8,923

Total liabilities	94,538	91,436	92,429	92,344	92,361

Commitments and contingencies
Stockholders’ equity:
Common stock	—	—	—	—	—
Additional paid-in capital	10,737	10,713	10,682	10,671	10,651

Accumulated other comprehensive income (loss):
Net unrealized investment gains (losses)	437	(312)	223	760	1,040
Derivatives qualifying as hedges	377	212	280	389	399
Foreign currency translation and other adjustments	352	333	237	255	274

Total accumulated other comprehensive income (loss)	1,166	233	740	1,404	1,713
Retained earnings	2,581	2,317	2,035	1,735	1,464
Treasury stock, at cost	(1,175)	(1,053)	(979)	(500)	(500)

Total stockholders’ equity	13,309	12,210	12,478	13,310	13,328

Total liabilities and stockholders’ equity	$107,847	$103,646	$104,907	$105,654	$105,689

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

DEFERRED ACQUISITION COSTS ROLLFORWARD

(amounts in millions)

Deferred Acquisition Costs Rollforward	Protection	Retirement Income and Investments	Mortgage Insurance	Corporate and Other	Total
Unamortized balance as of June 30, 2006	$4,830	$906	$148	$—	$5,884
Costs deferred	219	60	23	—	302
Amortization, net of interest accretion(1)	(90)	(42)	(15)	—	(147)
Impact of foreign currency translation	7	—	1	—	8
Reclassification from future annuity and contract benefits	69	—	—	—	69

Unamortized balance as of September 30, 2006	5,035	924	157	—	6,116
Accumulated effect of net unrealized investment gains (losses)	(9)	59	—	—	50

Balance as of September 30, 2006	$5,026	$983	$157	$—	$6,166

(1)	Amortization, net of interest accretion, includes $2 million of amortization related to net investment gains (losses) for our investment contracts.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Quarterly Results by Segment

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage			Corporate and Other	Total
Three months ended September 30, 2006	Life	Long- Term Care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail Products	Fee-Based Products	Spread- Based Institutional Products	Total	U.S.	International	Total
REVENUES:
Premiums	$228	$485	$310	$176	$1,199	$210	$—	$—	$210	$118	$144	$262	$9	$1,680
Net investment income	146	182	23	12	363	326	5	144	475	34	52	86	20	944
Net investment gains (losses)	(3)	5	—	—	2	(6)	(1)	(1)	(8)	1	(1)	—	—	(6)
Policy fees and other income	74	7	7	2	90	6	79	—	85	5	3	8	3	186

Total revenues	445	679	340	190	1,654	536	83	143	762	158	198	356	32	2,804

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	183	468	49	122	822	281	3	—	284	44	32	76	1	1,183
Interest credited	59	37	—	1	97	155	3	128	286	—	—	—	—	383
Acquisition and operating expenses, net of deferrals	39	88	187	42	356	27	47	2	76	35	41	76	25	533
Amortization of deferred acquisition costs and intangibles	7	23	65	11	106	39	6	1	46	9	8	17	1	170
Interest expense	34	—	—	—	34	2	—	—	2	—	—	—	51	87

Total benefits and expenses	322	616	301	176	1,415	504	59	131	694	88	81	169	78	2,356

INCOME (LOSS) BEFORE INCOME TAXES	123	63	39	14	239	32	24	12	68	70	117	187	(46)	448
Provision (benefit) for income taxes	45	22	13	5	85	12	4	4	20	17	36	53	(14)	144

	78	41	26	9	154	20	20	8	48	53	81	134	(32)	304
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	—	—

SEGMENT NET INCOME (LOSS)	78	41	26	9	154	20	20	8	48	53	81	134	(32)	304
ADJUSTMENTS TO SEGMENT NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	1	(3)	—	—	(2)	3	1	1	5	—	—	—	—	3
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME (LOSS)	$79	$38	$26	$9	$152	$23	$21	$9	$53	$53	$81	$134	$(32)	$307

Effective tax rate (operating income)	37.3%	34.5%	33.3%	35.7%	35.9%	36.1%	16.0%	30.8%	28.4%	23.2%	31.4%	28.3%	30.4%	32.1%

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income (continued)

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage			Corporate and Other	Total
Three months ended September 30, 2005	Life	Long- Term Care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail Products	Fee-Based Products	Spread- Based Institutional Products	Total	U.S.	International	Total
REVENUES:
Premiums	$212	$412	$343	$166	$1,133	$189	$—	$—	$189	$111	$107	$218	$7	$1,547
Net investment income	122	165	23	11	321	338	4	113	455	34	39	73	53	902
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—	—	—	(7)	(7)
Policy fees and other income	94	6	7	3	110	4	57	—	61	6	6	12	3	186

Total revenues	428	583	373	180	1,564	531	61	113	705	151	152	303	56	2,628

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	168	389	68	115	740	245	2	—	247	27	9	36	3	1,026
Interest credited	59	31	—	—	90	172	1	101	274	—	—	—	—	364
Acquisition and operating expenses, net of deferrals	36	80	176	40	332	29	35	2	66	49	32	81	27	506
Amortization of deferred acquisition costs and intangibles	39	19	93	12	163	28	5	—	33	13	5	18	3	217
Interest expense	13	—	—	—	13	1	—	—	1	—	—	—	58	72

Total benefits and expenses	315	519	337	167	1,338	475	43	103	621	89	46	135	91	2,185

INCOME (LOSS) BEFORE INCOME TAXES	113	64	36	13	226	56	18	10	84	62	106	168	(35)	443
Provision (benefit) for income taxes	40	23	13	5	81	17	4	4	25	4	38	42	(12)	136

SEGMENT NET INCOME (LOSS)	73	41	23	8	145	39	14	6	59	58	68	126	(23)	307
ADJUSTMENT TO SEGMENT NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—	—	—	4	4

SEGMENT NET OPERATING INCOME (LOSS)	$73	$41	$23	$8	$145	$39	$14	$6	$59	$58	$68	$126	$(19)	$311

Effective tax rate (operating income)	35.4%	35.9%	36.1%	38.5%	35.8%	30.4%	22.2%	40.0%	29.8%	6.5%	35.8%	25.0%	32.1%	30.9%

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income (continued)

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage			Corporate and Other	Total
Nine months ended September 30, 2006	Life	Long- Term Care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail	Fee-Based	Spread- Based Institutional	Total	U.S.	International	Total
REVENUES:
Premiums	$675	$1,368	$923	$512	$3,478	$590	$—	$—	$590	$350	$426	$776	$23	$4,867
Net investment income	430	540	68	35	1,073	991	15	421	1,427	106	145	251	70	2,821
Net investment gains (losses)	(4)	8	—	—	4	(55)	(1)	(6)	(62)	2	—	2	(21)	(77)
Policy fees and other income	243	20	20	7	290	19	227	—	246	15	11	26	10	572

Total revenues	1,344	1,936	1,011	554	4,845	1,545	241	415	2,201	473	582	1,055	82	8,183

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	537	1,299	151	360	2,347	785	7	—	792	87	85	172	3	3,314
Interest credited	179	107	—	2	288	470	11	365	846	—	—	—	—	1,134
Acquisition and operating expenses, net of deferrals	110	262	541	123	1,036	83	139	6	228	99	121	220	45	1,529
Amortization of deferred acquisition costs and intangibles	66	77	207	31	381	104	17	1	122	24	21	45	3	551
Interest expense	93	—	—	—	93	4	—	—	4	—	—	—	160	257

Total benefits and expenses	985	1,745	899	516	4,145	1,446	174	372	1,992	210	227	437	211	6,785

INCOME (LOSS) BEFORE INCOME TAXES	359	191	112	38	700	99	67	43	209	263	355	618	(129)	1,398
Provision (benefit) for income taxes	131	68	32	14	245	37	17	15	69	65	107	172	(39)	447

	228	123	80	24	455	62	50	28	140	198	248	446	(90)	951
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	4	4

SEGMENT NET INCOME (LOSS)	228	123	80	24	455	62	50	28	140	198	248	446	(86)	955
ADJUSTMENTS TO SEGMENT NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	2	(5)	—	—	(3)	26	1	4	31	(1)	—	(1)	13	40
Cumulative effect of accounting change, net of taxes	—	—	—	—	—	—	—	—	—	—	—	—	(4)	(4)

SEGMENT NET OPERATING INCOME (LOSS)	$230	$118	$80	$24	$452	$88	$51	$32	$171	$197	$248	$445	$(77)	$991

Effective tax rate (operating income)	36.6%	35.5%	28.6%	36.8%	35.1%	36.7%	25.0%	34.7%	33.2%	24.5%	30.1%	27.8%	28.7%	32.1%

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Consolidated Segment Net Income and Segment Net Operating Income (continued)

(amounts in millions)

	Protection					Retirement Income and Investments				Mortgage			Corporate and Other	Total
Nine months ended September 30, 2005	Life	Long- Term Care	Payment Protection Insurance	Group Life and Health	Total	Spread- Based Retail	Fee-Based	Spread- Based Institutional	Total	U.S.	International	Total
REVENUES:
Premiums	$606	$1,251	$1,062	$493	$3,412	$674	$—	$—	$674	$335	$318	$653	$27	$4,766
Net investment income	359	481	75	33	948	991	13	316	1,320	97	113	210	117	2,595
Net investment gains (losses)	—	—	—	—	—	—	—	—	—	—	—	—	(13)	(13)
Policy fees and other income	237	10	20	10	277	12	169	—	181	20	14	34	9	501

Total revenues	1,202	1,742	1,157	536	4,637	1,677	182	316	2,175	452	445	897	140	7,849

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	505	1,148	202	340	2,195	849	7	—	856	67	29	96	5	3,152
Interest credited	176	94	—	1	271	503	8	269	780	—	—	—	—	1,051
Acquisition and operating expenses, net of deferrals	98	219	571	126	1,014	90	95	6	191	123	92	215	56	1,476
Amortization of deferred acquisition costs and intangibles	85	81	277	33	476	80	12	—	92	26	16	42	8	618
Interest expense	33	—	—	—	33	2	—	—	2	—	—	—	178	213

Total benefits and expenses	897	1,542	1,050	500	3,989	1,524	122	275	1,921	216	137	353	247	6,510

INCOME (LOSS) BEFORE INCOME TAXES	305	200	107	36	648	153	60	41	254	236	308	544	(107)	1,339
Provision (benefit) for income taxes	109	71	38	13	231	45	15	15	75	45	111	156	(37)	425

SEGMENT NET INCOME (LOSS)	196	129	69	23	417	108	45	26	179	191	197	388	(70)	914
ADJUSTMENT TO SEGMENT NET INCOME (LOSS):
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—	—	—	—	8	8

SEGMENT NET OPERATING INCOME (LOSS)	$196	$129	$69	$23	$417	$108	$45	$26	$179	$191	$197	$388	$(62)	$922

Effective tax rate (operating income)	35.7%	35.5%	35.5%	36.1%	35.6%	29.4%	25.0%	36.6%	29.5%	19.1%	36.0%	28.7%	34.0%	31.8%

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income—Protection

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$1,199	$1,174	$1,105	$3,478	$1,109	$1,133	$1,141	$1,138	$4,521
Net investment income	363	364	346	1,073	339	321	312	315	1,287
Net investment gains (losses)	2	(2)	4	4	—	—	—	—	—
Policy fees and other income	90	103	97	290	94	110	78	89	371

Total revenues	1,654	1,639	1,552	4,845	1,542	1,564	1,531	1,542	6,179

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	822	778	747	2,347	731	740	710	745	2,926
Interest credited	97	96	95	288	98	90	91	90	369
Acquisition and operating expenses, net of deferrals	356	350	330	1,036	336	332	352	330	1,350
Amortization of deferred acquisition costs and intangibles	106	153	122	381	121	163	161	152	597
Interest expense	34	34	25	93	19	13	11	9	52

Total benefits and expenses	1,415	1,411	1,319	4,145	1,305	1,338	1,325	1,326	5,294

INCOME BEFORE INCOME TAXES	239	228	233	700	237	226	206	216	885
Provision for income taxes	85	79	81	245	86	81	73	77	317

SEGMENT NET INCOME	154	149	152	455	151	145	133	139	568
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(2)	2	(3)	(3)	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$152	$151	$149	$452	$151	$145	$133	$139	$568

Effective tax rate (operating income)	35.9%	34.3%	34.9%	35.1%	36.3%	35.8%	35.4%	35.6%	35.8%

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Life

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$228	$226	$221	$675	$207	$212	$193	$201	$813
Net investment income	146	146	138	430	134	122	116	121	493
Net investment gains (losses)	(3)	(1)	—	(4)	—	—	—	—	—
Policy fees and other income	74	86	83	243	80	94	65	78	317

Total revenues	445	457	442	1,344	421	428	374	400	1,623

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	183	171	183	537	158	168	165	172	663
Interest credited	59	60	60	179	59	59	58	59	235
Acquisition and operating expenses, net of deferrals	39	35	36	110	36	36	28	34	134
Amortization of deferred acquisition costs and intangibles	7	38	21	66	26	39	26	20	111
Interest expense	34	34	25	93	19	13	11	9	52

Total benefits and expenses	322	338	325	985	298	315	288	294	1,195

INCOME BEFORE INCOME TAXES	123	119	117	359	123	113	86	106	428
Provision for income taxes	45	43	43	131	44	40	31	38	153

SEGMENT NET INCOME	78	76	74	228	79	73	55	68	275
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	1	1	—	2	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$79	$77	$74	$230	$79	$73	$55	$68	$275

Effective tax rate (operating income)	37.3%	35.8%	36.8%	36.6%	35.8%	35.4%	36.0%	35.8%	35.7%

SALES:
Sales by Product:
Term Life	$36	$37	$34	$107	$37	$38	$34	$29	$138
Universal Life:
Annualized first-year deposits	9	10	9	28	7	7	6	7	27
Excess deposits	24	22	19	65	20	12	8	6	46

Total Universal Life	33	32	28	93	27	19	14	13	73

Total Sales	$69	$69	$62	$200	$64	$57	$48	$42	$211

Sales by Distribution Channel:
Financial Intermediaries	$1	$1	$1	$3	$1	$1	$1	$3	$6
Independent Producers	68	68	61	197	63	56	47	39	205

Total Sales	$69	$69	$62	$200	$64	$57	$48	$42	$211

Sales from our term life insurance product represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our universal life product represent annualized first-year deposits and excess deposits.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Long-Term Care

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$485	$458	$425	$1,368	$429	$412	$431	$408	$1,680
Net investment income	182	184	174	540	171	165	160	156	652
Net investment gains (losses)	5	(1)	4	8	—	—	—	—	—
Policy fees and other income	7	8	5	20	5	6	2	2	15

Total revenues	679	649	608	1,936	605	583	593	566	2,347

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	468	435	396	1,299	399	389	371	388	1,547
Interest credited	37	36	34	107	38	31	32	31	132
Acquisition and operating expenses, net of deferrals	88	93	81	262	79	80	74	65	298
Amortization of deferred acquisition costs and intangibles	23	28	26	77	22	19	45	17	103
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	616	592	537	1,745	538	519	522	501	2,080

INCOME BEFORE INCOME TAXES	63	57	71	191	67	64	71	65	267
Provision for income taxes	22	21	25	68	24	23	25	23	95

SEGMENT NET INCOME	41	36	46	123	43	41	46	42	172
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	(3)	1	(3)	(5)	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$38	$37	$43	$118	$43	$41	$46	$42	$172

Effective tax rate (operating income)	34.5%	36.2%	35.8%	35.5%	35.8%	35.9%	35.2%	35.4%	35.6%

SALES:
Sales by Distribution Channel:
Financial Intermediaries	$12	$11	$10	$33	$9	$10	$9	$10	$38
Independent Producers	21	16	17	54	15	12	13	13	53
Dedicated Sales Specialist	11	14	14	39	14	16	16	15	61

Total Individual Long-Term Care	44	41	41	126	38	38	38	38	152

Group Long-Term Care	—	1	—	1	5	—	1	—	6
Medicare Supplement and Other A&H	7	9	7	23	3	3	3	3	12

Total Sales	$51	$51	$48	$150	$46	$41	$42	$41	$170

Sales from our long-term care products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Payment Protection Insurance

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$310	$322	$291	$923	$307	$343	$352	$367	$1,369
Net investment income	23	23	22	68	22	23	25	27	97
Net investment gains (losses)	—	—	—	—	—	—	—	—	—
Policy fees and other income	7	7	6	20	6	7	8	5	26

Total revenues	340	352	319	1,011	335	373	385	399	1,492

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	49	54	48	151	61	68	61	73	263
Interest credited	—	—	—	—	—	—	—	—	—
Acquisition and operating expenses, net of deferrals	187	182	172	541	176	176	209	186	747
Amortization of deferred acquisition costs and intangibles	65	77	65	207	63	93	78	106	340
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	301	313	285	899	300	337	348	365	1,350

INCOME BEFORE INCOME TAXES	39	39	34	112	35	36	37	34	142
Provision for income taxes	13	10	9	32	14	13	13	12	52

SEGMENT NET INCOME	26	29	25	80	21	23	24	22	90
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$26	$29	$25	$80	$21	$23	$24	$22	$90

Effective tax rate (operating income)	33.3%	25.6%	26.5%	28.6%	40.0%	36.1%	35.1%	35.3%	36.6%

SALES:
Payment Protection Insurance	$552	$500	$419	$1,471	$421	$454	$501	$453	$1,829
Mexico Operations	18	15	16	49	16	14	12	12	54

Total Sales	$570	$515	$435	$1,520	$437	$468	$513	$465	$1,883

Sales from our payment protection insurance business represent total written premiums, deposits and premium equivalents for third-party administered business, gross of ceded reinsurance and cancellations, during the specified period. Payment protection sales for the three and nine months ended September 30, 2006 include $96 million and $128 million, respectively, of gross deposits related to reciprocal reinsurance agreements. Sales from our Mexican-domiciled operations represent total written premiums net of cancellations.

Beginning in 2006, our Mexican-domiciled operations are reported within the payment protection insurance business. All quarters presented have been revised to combine our Mexican-domiciled operations with payment protection insurance. The revision has also been made to reflect the impact on the Corporate and Other segment where our Mexican-domiciled operations results were previously reported.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Group Life and Health

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$176	$168	$168	$512	$166	$166	$165	$162	$659
Net investment income	12	11	12	35	12	11	11	11	45
Net investment gains (losses)	—	—	—	—	—	—	—	—	—
Policy fees and other income	2	2	3	7	3	3	3	4	13

Total revenues	190	181	183	554	181	180	179	177	717

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	122	118	120	360	113	115	113	112	453
Interest credited	1	—	1	2	1	—	1	—	2
Acquisition and operating expenses, net of deferrals	42	40	41	123	45	40	41	45	171
Amortization of deferred acquisition costs and intangibles	11	10	10	31	10	12	12	9	43
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	176	168	172	516	169	167	167	166	669

INCOME BEFORE INCOME TAXES	14	13	11	38	12	13	12	11	48
Provision for income taxes	5	5	4	14	4	5	4	4	17

SEGMENT NET INCOME	9	8	7	24	8	8	8	7	31
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$9	$8	$7	$24	$8	$8	$8	$7	$31

Effective tax rate (operating income)	35.7%	38.5%	36.4%	36.8%	33.3%	38.5%	33.3%	36.4%	35.4%

Sales by Distribution Channel:
Independent Producers	$41	$44	$34	$119	$69	$37	$38	$30	$174

Sales from our group life and health insurance products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income—Retirement Income and Investments

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$210	$200	$180	$590	$181	$189	$241	$244	$855
Net investment income	475	487	465	1,427	493	455	432	433	1,813
Net investment gains (losses)	(8)	(45)	(9)	(62)	—	—	—	—	—
Policy fees and other income	85	84	77	246	63	61	62	58	244

Total revenues	762	726	713	2,201	737	705	735	735	2,912

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	284	267	241	792	255	247	301	308	1,111
Interest credited	286	282	278	846	276	274	256	250	1,056
Acquisition and operating expenses, net of deferrals	76	80	72	228	68	66	66	59	259
Amortization of deferred acquisition costs and intangibles	46	40	36	122	39	33	32	27	131
Interest expense	2	1	1	4	1	1	1	—	3

Total benefits and expenses	694	670	628	1,992	639	621	656	644	2,560

INCOME BEFORE INCOME TAXES	68	56	85	209	98	84	79	91	352
Provision for income taxes	20	19	30	69	30	25	19	31	105

SEGMENT NET INCOME	48	37	55	140	68	59	60	60	247
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	5	20	6	31	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$53	$57	$61	$171	$68	$59	$60	$60	$247

Effective tax rate (operating income)	28.4%	35.2%	35.1%	33.2%	30.6%	29.8%	24.1%	34.1%	29.8%

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Spread-Based Retail

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$210	$200	$180	$590	$181	$189	$241	$244	$855
Net investment income	326	336	329	991	361	338	322	331	1,352
Net investment gains (losses)	(6)	(42)	(7)	(55)	—	—	—	—	—
Policy fees and other income	6	7	6	19	5	4	5	3	17

Total revenues	536	501	508	1,545	547	531	568	578	2,224

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	281	264	240	785	255	245	297	307	1,104
Interest credited	155	155	160	470	165	172	166	165	668
Acquisition and operating expenses, net of deferrals	27	29	27	83	28	29	31	30	118
Amortization of deferred acquisition costs and intangibles	39	34	31	104	34	28	28	24	114
Interest expense	2	1	1	4	1	1	1	—	3

Total benefits and expenses	504	483	459	1,446	483	475	523	526	2,007

INCOME BEFORE INCOME TAXES	32	18	49	99	64	56	45	52	217
Provision for income taxes	12	7	18	37	21	17	10	18	66

SEGMENT NET INCOME	20	11	31	62	43	39	35	34	151
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	3	18	5	26	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$23	$29	$36	$88	$43	$39	$35	$34	$151

Effective tax rate (operating income)	36.1%	38.3%	35.7%	36.7%	32.8%	30.4%	22.2%	34.6%	30.4%

SALES:
Sales by Product:
Structured Settlements	$37	$43	$47	$127	$51	$50	$93	$153	$347
Single Premium Immediate Annuities	250	215	200	665	193	190	164	166	713
Fixed Annuities	360	261	189	810	343	378	686	364	1,771

Total Sales	$647	$519	$436	$1,602	$587	$618	$943	$683	$2,831

Sales by Distribution Channel:
Financial Intermediaries	$517	$409	$323	$1,249	$467	$487	$771	$441	$2,166
Independent Producers	112	106	107	325	113	124	164	230	631
Dedicated Sales Specialists	18	4	6	28	7	7	8	12	34

Total Sales	$647	$519	$436	$1,602	$587	$618	$943	$683	$2,831

Sales from our life-contingent spread-based retail products represent annualized first-year premiums. Annualized first-year premiums are calculated as if premiums are consistently paid for the full period of the sale even if they were actually paid for only a portion of such period. Sales from our non-life-contingent spread-based retail products represent new and additional premiums/deposits.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Fee-Based

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:				.
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	5	6	4	15	6	4	5	4	19
Net investment gains (losses)	(1)	—	—	(1)	—	—	—	—	—
Policy fees and other income	79	77	71	227	58	57	57	55	227

Total revenues	83	83	75	241	64	61	62	59	246

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	3	3	1	7	—	2	4	1	7
Interest credited	3	4	4	11	5	1	4	3	13
Acquisition and operating expenses, net of deferrals	47	49	43	139	36	35	33	27	131
Amortization of deferred acquisition costs and intangibles	6	6	5	17	5	5	4	3	17
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	59	62	53	174	46	43	45	34	168

INCOME BEFORE INCOME TAXES	24	21	22	67	18	18	17	25	78
Provision for income taxes	4	6	7	17	4	4	3	8	19

SEGMENT NET INCOME	20	15	15	50	14	14	14	17	59
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	1	—	—	1	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$21	$15	$15	$51	$14	$14	$14	$17	$59

Effective tax rate (operating income)	16.0%	28.6%	31.8%	25.0%	22.2%	22.2%	17.6%	32.0%	24.4%

Sales by Product:
Income Distribution Series(1)	$327	$307	$264	$898	$201	$99	$95	$86	$481
Traditional Variable Annuities	111	140	138	389	134	142	159	178	613
Variable Life	3	1	4	8	3	3	5	3	14
Asset Management	602	643	582	1,827	473	429	378	323	1,603

Total Sales	$1,043	$1,091	$988	$3,122	$811	$673	$637	$590	$2,711

Sales by Distribution Channel:
Financial Intermediaries	$408	$420	$375	$1,203	$308	$221	$243	$247	$1,019
Independent Producers	385	426	308	1,119	236	218	228	202	884
Dedicated Sales Specialist	250	245	305	800	267	234	166	141	808

Total Sales	$1,043	$1,091	$988	$3,122	$811	$673	$637	$590	$2,711

Sales from our fee-based products represent new and additional premiums/deposits.

(1)	Income distribution series products are comprised of our retirement income and annuity product and variable annuity riders that provide similar income features.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—Spread-Based Institutional

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	144	145	132	421	126	113	105	98	442
Net investment gains (losses)	(1)	(3)	(2)	(6)	—	—	—	—	—
Policy fees and other income	—	—	—	—	—	—	—	—	—

Total revenues	143	142	130	415	126	113	105	98	442

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	—	—	—	—	—	—	—	—	—
Interest credited	128	123	114	365	106	101	86	82	375
Acquisition and operating expenses, net of deferrals	2	2	2	6	4	2	2	2	10
Amortization of deferred acquisition costs and intangibles	1	—	—	1	—	—	—	—	—
Interest expense	—	—	—	—	—	—	—	—	—

Total benefits and expenses	131	125	116	372	110	103	88	84	385

INCOME BEFORE INCOME TAXES	12	17	14	43	16	10	17	14	57
Provision for income taxes	4	6	5	15	5	4	6	5	20

SEGMENT NET INCOME	8	11	9	28	11	6	11	9	37
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	1	2	1	4	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$9	$13	$10	$32	$11	$6	$11	$9	$37

Effective tax rate (operating income)	30.8%	35.0%	37.5%	34.7%	31.3%	40.0%	35.3%	35.7%	35.1%

SALES:
Sales by Product:
Guaranteed Investment Contracts (GICs)	$146	$29	$57	$232	$31	$81	$105	$49	$266
Funding Agreements Backing Notes	450	300	700	1,450	500	1,000	150	300	1,950
Funding Agreements	—	50	—	50	—	—	100	—	100

Total Sales	$596	$379	$757	$1,732	$531	$1,081	$355	$349	$2,316

Sales from our spread-based institutional products represent new and additional premiums/deposits. These products are sold through specialized brokers and investment brokers as well as directly to the contractholder.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income—Mortgage Insurance

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$262	$267	$247	$776	$229	$218	$220	$215	$882
Net investment income	86	85	80	251	77	73	68	69	287
Net investment gains (losses)	—	1	1	2	—	—	—	—	—
Policy fees and other income	8	11	7	26	11	12	12	10	45

Total revenues	356	364	335	1,055	317	303	300	294	1,214

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	76	50	46	172	66	36	39	21	162
Acquisition and operating expenses, net of deferrals	76	76	68	220	74	81	75	59	289
Amortization of deferred acquisition costs and intangibles	17	13	15	45	14	18	13	11	56

Total benefits and expenses	169	139	129	437	154	135	127	91	507

INCOME BEFORE INCOME TAXES	187	225	206	618	163	168	173	203	707
Provision for income taxes	53	62	57	172	44	42	52	62	200

SEGMENT NET INCOME	134	163	149	446	119	126	121	141	507
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	—	(1)	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$134	$162	$149	$445	$119	$126	$121	$141	$507

Effective tax rate (operating income)	28.3%	27.7%	27.3%	27.8%	27.0%	25.0%	30.1%	30.5%	28.3%

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Segment Net Income and Segment Net Operating Income and Sales—U.S. Mortgage Insurance

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$118	$116	$116	$350	$112	$111	$113	$111	$447
Net investment income	34	37	35	106	33	34	32	31	130
Net investment gains (losses)	1	1	—	2	—	—	—	—	—
Policy fees and other income	5	6	4	15	6	6	7	7	26

Total revenues	158	160	155	473	151	151	152	149	603

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	44	24	19	87	50	27	25	15	117
Acquisition and operating expenses, net of deferrals	35	32	32	99	38	49	40	34	161
Amortization of deferred acquisition costs and intangibles	9	7	8	24	9	13	7	6	35

Total benefits and expenses	88	63	59	210	97	89	72	55	313

INCOME BEFORE INCOME TAXES	70	97	96	263	54	62	80	94	290
Provision for income taxes	17	24	24	65	7	4	19	22	52

SEGMENT NET INCOME	53	73	72	198	47	58	61	72	238
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	(1)	—	(1)	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$53	$72	$72	$197	$47	$58	$61	$72	$238

Effective tax rate (operating income)	23.2%	25.0%	25.0%	24.5%	13.0%	6.5%	23.8%	23.4%	17.9%

SALES:
New Insurance Written (NIW):
Flow	$6,951	$6,651	$5,544	$19,146	$6,567	$7,073	$6,533	$4,983	$25,156
Bulk	1,172	1,462	1,258	3,892	62	147	687	683	1,579
Pool	74	63	41	178	61	—	—	—	61

Total U.S. Mortgage NIW	$8,197	$8,176	$6,843	$23,216	$6,690	$7,220	$7,220	$5,666	$26,796

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Segment Net Earnings and Segment Net Operating Earnings and Sales—International Mortgage Insurance

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$144	$151	$131	$426	$117	$107	$107	$104	$435
Net investment income	52	48	45	145	44	39	36	38	157
Net investment gains (losses)	(1)	—	1	—	—	—	—	—	—
Policy fees and other income	3	5	3	11	5	6	5	3	19

Total revenues	198	204	180	582	166	152	148	145	611

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	32	26	27	85	16	9	14	6	45
Acquisition and operating expenses, net of deferrals	41	44	36	121	36	32	35	25	128
Amortization of deferred acquisition costs and intangibles	8	6	7	21	5	5	6	5	21

Total benefits and expenses	81	76	70	227	57	46	55	36	194

INCOME BEFORE INCOME TAXES	117	128	110	355	109	106	93	109	417
Provision for income taxes	36	38	33	107	37	38	33	40	148

SEGMENT NET INCOME	81	90	77	248	72	68	60	69	269
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment (gains) losses, net of taxes and other adjustments	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$81	$90	$77	$248	$72	$68	$60	$69	$269

Effective tax rate (operating income)	31.4%	29.7%	29.4%	30.1%	33.9%	35.8%	35.5%	36.7%	35.5%

SEGMENT OPERATING INCOME BY PLATFORM:
Australia	$26	$35	$30	$91	$24	$28	$25	$29	$106
Canada	54	51	46	151	46	38	35	34	153
Europe and Rest of World	1	4	1	6	2	2	—	6	10

SEGMENT NET INCOME	81	90	77	248	72	68	60	69	269
ADJUSTMENT TO SEGMENT NET INCOME:
Net investment gains (losses), net of taxes and other adjustments	—	—	—	—	—	—	—	—	—

SEGMENT NET OPERATING INCOME	$81	$90	$77	$248	$72	$68	$60	$69	$269

SALES:
New Insurance Written (NIW):
Flow	$23,295	$19,990	$19,714	$62,999	$19,230	$18,556	$14,070	$12,743	$64,599
Bulk	5,379	1,677	667	7,723	2,650	2,474	7,333	1,500	13,957

Total International Mortgage NIW	$28,674	$21,667	$20,381	$70,722	$21,880	$21,030	$21,403	$14,243	$78,556

Sales represent new insurance written. New insurance written represents the original principal balance of mortgages covered by newly issued mortgage insurance during the specified period.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Segment Net Loss and Segment Net Operating Loss—Corporate and Other

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
REVENUES:
Premiums	$9	$7	$7	$23	$12	$7	$12	$8	$39
Net investment income	20	17	33	70	32	53	30	34	149
Net investment gains (losses)	—	(3)	(18)	(21)	11	(7)	—	(6)	(2)
Policy fees and other income	3	4	3	10	4	3	2	4	13

Total revenues	32	25	25	82	59	56	44	40	199

BENEFITS AND EXPENSES:
Benefits and other changes in policy reserves	1	1	1	3	1	3	1	1	6
Acquisition and operating expenses, net of deferrals	25	15	5	45	35	27	30	(1)	91
Amortization of deferred acquisition costs and intangibles	1	1	1	3	2	3	2	3	10
Interest expense	51	53	56	160	60	58	57	63	238

Total benefits and expenses	78	70	63	211	98	91	90	66	345

LOSS BEFORE INCOME TAXES AND ACCOUNTING CHANGE	(46)	(45)	(38)	(129)	(39)	(35)	(46)	(26)	(146)
Benefit from income taxes	(14)	(13)	(12)	(39)	(8)	(12)	(17)	(8)	(45)

	(32)	(32)	(26)	(90)	(31)	(23)	(29)	(18)	(101)
SEGMENT NET LOSS BEFORE ACCOUNTING CHANGE
Cumulative effect of accounting change, net of taxes	—	—	4	4	—	—	—	—	—

SEGMENT NET LOSS	(32)	(32)	(22)	(86)	(31)	(23)	(29)	(18)	(101)
ADJUSTMENTS TO SEGMENT NET LOSS:
Net investment (gains) losses, net of taxes and other adjustments	—	1	12	13	(7)	4	—	4	1
Cumulative effect of accounting change, net of taxes	—	—	(4)	(4)	—	—	—	—	—

SEGMENT NET OPERATING LOSS	$(32)	$(31)	$(14)	$(77)	$(38)	$(19)	$(29)	$(14)	$(100)

Effective tax rate (operating income)	30.4%	26.2%	30.0%	28.7%	24.0%	32.1%	37.0%	30.0%	30.6%

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

ADDITIONAL FINANCIAL DATA

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Investments Summary

(amounts in millions)

	September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005
	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Composition of Investment Portfolio
Fixed maturity securities:
Investment grade
Other public	$24,608	36%	$23,431	36%	$24,118	36%	$25,184	37%	$25,250	37%
Other private	10,577	15	10,302	16	10,272	15	10,200	15	10,171	15
Mortgage and asset-backed	13,448	19	12,915	19	13,464	20	12,803	19	12,434	18
Tax exempt	2,720	4	2,802	4	2,900	4	2,886	4	2,909	4
Non-investment grade	2,927	4	2,866	4	2,805	4	2,864	4	2,976	4
Equity securities:
Common stocks and mutual funds	45	—	44	—	45	—	54	—	62	—
Preferred stocks	147	—	143	—	148	—	152	—	133	—
Commercial mortgage loans	8,315	12	8,203	12	7,854	12	7,558	11	7,272	11
Policy loans	1,498	2	1,485	2	1,362	2	1,350	2	1,353	2
Restricted investments held by securitization entities	—	—	—	—	—	—	685	1	753	1
Cash, cash equivalents and short-term investments	2,307	3	2,353	5	1,962	3	1,900	3	1,860	3
Securities lending	1,618	3	935	1	1,597	2	1,820	3	2,212	3
Other invested assets	1,427	2	903	1	1,088	2	1,329	1	986	2

Total invested assets and cash	$69,637	100%	$66,382	100%	$67,615	100%	$68,785	100%	$68,371	100%

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Investments Summary (continued)

(amounts in millions)

		September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005
Public Fixed Maturities—Credit Quality:		Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$29,776	74%	$28,641	74%	$29,269	73%	$29,295	72%	$28,966	72%
2	Baa	8,124	20	7,910	20	8,512	22	9,072	23	9,345	23
3	Ba	1,437	4	1,442	4	1,504	4	1,466	4	1,575	4
4	B	656	2	625	2	548	1	557	1	440	1
5	Caa and lower	22	—	25	—	81	—	79	—	122	—
6	In or near default	9	—	9	—	9	—	13	—	12	—
Not rated	Not rated	—	—	—	—	5	—	57	—	47	—

	Total public fixed maturities	$40,024	100%	$38,652	100%	$39,928	100%	$40,539	100%	$40,507	100%

Private Fixed Maturities—Credit Quality:
NAIC Designation	Rating Agency Equivalent Designation
1	Aaa/Aa/A	$8,046	57%	$7,603	56%	$7,707	57%	$7,452	56%	$7,201	55%
2	Baa	5,408	38	5,297	39	5,266	39	5,252	39	5,252	40
3	Ba	606	4	549	4	450	3	470	4	535	4
4	B	172	1	163	1	161	1	157	1	139	1
5	Caa and lower	12	—	12	—	13	—	16	—	36	—
6	In or near default	11	—	39	—	34	—	34	—	50	—
Not rated	Not rated	1	—	1	—	—	—	17	—	20	—

	Total private fixed maturities	$14,256	100%	$13,664	100%	$13,631	100%	$13,398	100%	$13,233	100%

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Fixed Maturities Summary

(amounts in millions)

	September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005
	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total	Estimated Fair Value	% of Total
Fixed Maturities—Security Sector:
U.S. government, agencies & government sponsored entities	$715	1%	$688	1%	$657	1%	$805	2%	$715	1%
Tax exempt	2,720	5	2,803	5	2,900	6	2,890	6	2,913	6
Foreign government	1,771	4	1,842	4	1,825	4	1,806	3	1,793	3
U.S. corporate	25,082	46	24,398	47	25,314	47	26,122	48	26,617	50
Foreign corporate	10,442	19	9,561	18	9,291	17	9,390	17	9,144	17
Mortgage-backed	8,701	16	8,324	16	8,836	16	8,834	16	8,659	16
Asset-backed	4,849	9	4,700	9	4,736	9	4,090	8	3,899	7

Total fixed maturities	$54,280	100%	$52,316	100%	$53,559	100%	$53,937	100%	$53,740	100%

Corporate Bond Holdings—Industry Sector:
Finance and insurance	$11,956	34%	$11,323	33%	$11,617	33%	$11,385	32%	$11,151	31%
Utilities and energy	6,424	18	6,151	18	6,552	19	6,836	19	6,963	19
Consumer—non cyclical	4,273	12	4,137	12	4,477	13	4,632	13	4,734	13
Consumer—cyclical	2,494	7	2,442	7	2,328	7	2,642	7	2,719	8
Capital goods	1,985	6	1,871	6	1,833	5	2,043	6	2,134	6
Industrial	2,040	6	2,068	6	2,064	6	2,141	6	2,146	6
Technology and communications	2,517	7	2,453	7	2,530	7	2,424	7	2,476	7
Transportation	1,256	3	1,227	4	1,237	4	1,325	4	1,317	4
Other	2,579	7	2,287	7	1,967	6	2,084	6	2,121	6

Total	$35,524	100%	$33,959	100%	$34,605	100%	$35,512	100%	$35,761	100%

Fixed Maturities—Contractual Maturity Dates:
Due in one year or less	$2,915	5%	$2,879	5%	$2,750	5%	$2,812	5%	$2,646	5%
Due after one year through five years	10,164	19	9,715	19	9,923	19	10,129	19	10,331	19
Due after five years through ten years	10,440	19	10,426	20	10,723	20	11,218	21	11,567	22
Due after ten years	17,211	32	16,272	31	16,591	31	16,854	31	16,638	31

Subtotal	40,730	75	39,292	75	39,987	75	41,013	76	41,182	77
Mortgage and asset-backed	13,550	25	13,024	25	13,572	25	12,924	24	12,558	23

Total fixed maturities	$54,280	100%	$52,316	100%	$53,559	100%	$53,937	100%	$53,740	100%

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Data

(amounts in millions)

	September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005
Summary of Commercial Mortgage Loans	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total	Carrying Amount	% of Total
Geographic Region
Pacific	$2,404	29%	$2,391	29%	$2,285	29%	$2,272	30%	$2,191	30%
South Atlantic	1,768	21	1,747	21	1,668	21	1,586	21	1,508	21
Middle Atlantic	1,131	14	1,119	14	1,113	14	1,088	14	1,081	15
East North Central	834	10	840	10	868	11	794	11	766	10
Mountain	778	9	737	9	612	8	580	8	514	7
West South Central	332	4	366	4	345	4	336	4	346	5
West North Central	534	6	477	6	450	6	440	6	431	6
East South Central	310	4	307	4	292	4	280	4	268	4
New England	224	3	219	3	221	3	182	2	167	2

Total	$8,315	100%	$8,203	100%	$7,854	100%	$7,558	100%	$7,272	100%

Property Type
Office	$2,353	28%	$2,371	29%	$2,293	29%	$2,197	29%	$2,156	30%
Industrial	2,226	27	2,211	27	2,176	28	2,109	28	2,017	28
Retail	2,213	27	2,144	26	2,103	27	2,092	28	2,046	28
Apartments	1,002	12	983	12	952	12	833	11	746	10
Mixed use/other	521	6	494	6	330	4	327	4	307	4

Total	$8,315	100%	$8,203	100%	$7,854	100%	$7,558	100%	$7,272	100%

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Commercial Mortgage Loans Data (continued)

(amounts in millions)

	September 30, 2006		June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005
Summary of Commercial Mortgage Loans	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total	Principal Balance	% of Total
Loan Size
Under $5 million	$3,645	44%	$3,588	43%	$3,514	45%	$3,407	45%	$3,330	46%
$5 million but less than $10 million	1,878	22	1,903	23	1,854	23	1,831	24	1,720	23
$10 million but less than $20 million	1,640	20	1,537	19	1,498	19	1,427	19	1,382	19
$20 million but less than $30 million	558	7	548	7	525	7	448	6	466	6
$30 million and over	603	7	635	8	487	6	469	6	429	6

Total	$8,324	100%	$8,211	100%	$7,878	100%	$7,582	100%	$7,327	100%

	September 30, 2006	December 31, 2005
Allowance for Losses on Commercial Mortgage Loans
Balance, beginning of year	$31	$52
Provisions	—	11
Releases	(16)	(32)
Deductions for write-downs and dispositions	—	—

Balance, end of year	$15	$31

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

General Account GAAP Net Investment Income Yields

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Net Investment Income
Fixed maturities—taxable	$735	$731	$719	$2,185	$706	$690	$658	$665	$2,719
Fixed maturities—non-taxable	32	31	31	94	32	31	32	33	128
Commercial mortgage loans	126	138	121	385	145	116	98	98	457
Equity securities	6	7	7	20	7	6	6	6	25
Other investments	9	12	11	32	12	25	19	17	73
Policy loans	32	32	30	94	30	27	27	26	110
Restricted investments held by securitization entities	—	—	7	7	11	12	13	14	50
Cash, cash equivalents and short-term investments	23	20	17	60	18	13	5	9	45

Gross investment income before expenses and fees	963	971	943	2,877	961	920	858	868	3,607

Expenses and fees	(19)	(18)	(19)	(56)	(20)	(18)	(16)	(17)	(71)

Net investment income	$944	$953	$924	$2,821	$941	$902	$842	$851	$3,536

Annualized Yields
Fixed maturities—taxable	5.8%	5.8%	5.7%	5.8%	5.7%	5.7%	5.4%	5.5%	5.6%
Fixed maturities—non-taxable	4.7%	4.5%	4.4%	4.6%	4.5%	4.5%	4.5%	4.5%	4.5%
Commercial mortgage loans	6.1%	6.9%	6.3%	6.4%	7.8%	6.6%	6.0%	6.4%	6.7%
Equity securities	15.9%	16.1%	12.3%	13.7%	9.4%	0.3%	8.6%	8.8%	8.9%
Other investments	4.0%	6.4%	5.2%	4.9%	5.3%	9.9%	8.6%	8.5%	8.1%
Policy loans	8.5%	9.1%	8.8%	8.8%	8.6%	8.5%	8.9%	8.3%	8.6%
Restricted investments held by securitization entities	—	—	8.2%	5.4%	6.2%	6.3%	6.3%	6.9%	6.4%
Cash, cash equivalents and short-term investments	4.0%	3.6%	3.6%	3.8%	3.9%	3.0%	1.4%	1.9%	2.5%

Gross investment income before expenses and fees	5.8%	5.9%	5.7%	5.8%	5.9%	5.8%	5.5%	5.6%	5.7%

Expenses and fees	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%	-0.1%

Net investment income	5.7%	5.8%	5.6%	5.7%	5.8%	5.7%	5.4%	5.5%	5.6%

Yields for fixed maturities and equity securities are based on amortized cost and cost, respectively. Yields for securities lending activity, which is included in other investments, are calculated net of the corresponding securities lending liability. All other yields are based on average carrying values.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Life Insurance In-force

(amounts in millions)

		2006		2005
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Term life insurance
Life insurance in-force, net of reinsurance	$422,163	$409,103	$393,812	$379,378	$366,131	$350,224	$337,927
Life insurance in-force before reinsurance	$583,780	$571,014	$554,472	$540,257	$525,264	$508,330	$494,431

Universal and whole life insurance
Life insurance in-force, net of reinsurance	$41,595	$40,850	$40,890	$40,711	$41,722	$42,110	$42,428
Life insurance in-force before reinsurance	$49,337	$49,207	$49,335	$49,353	$49,613	$49,846	$50,805

Total life insurance
Life insurance in-force, net of reinsurance	$463,758	$449,953	$434,702	$420,089	$407,853	$392,334	$380,355
Life insurance in-force before reinsurance	$633,117	$620,221	$603,807	$589,610	$574,877	$558,176	$545,236

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments

(amounts in millions)

		2006		2005
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Spread-Based Retail

Fixed Annuities
Account value, net of reinsurance, beginning of period	$14,835	$15,241	$15,547	$15,676	$15,540	$15,214	$15,113
Deposits	424	326	267	356	530	699	285
Interest credited	137	139	145	151	154	150	150
Surrenders, benefits and product charges	(947)	(871)	(718)	(636)	(548)	(523)	(334)

Account value, net of reinsurance, end of period	14,449	14,835	15,241	15,547	15,676	15,540	15,214

Single Premium Immediate Annuities
Account value, net of reinsurance, beginning of period	5,888	5,772	5,680	5,578	5,488	5,415	5,344
Premiums and deposits	294	290	250	240	230	215	212
Interest credited	82	78	80	79	77	80	77
Surrenders, benefits and product charges	(200)	(252)	(238)	(217)	(217)	(222)	(218)

Account value, net of reinsurance, end of period	6,064	5,888	5,772	5,680	5,578	5,488	5,415

Structured Settlements
Account value, net of reinsurance, beginning of period	966	925	871	831	765	653	533
Premiums and deposits	37	45	58	41	69	116	124
Interest credited	14	13	12	12	11	11	11
Surrenders, benefits and product charges	(14)	(17)	(16)	(13)	(14)	(15)	(15)

Account value, net of reinsurance, end of period	1,003	966	925	871	831	765	653

Total Spread-Based Retail, net of reinsurance	$21,516	$21,689	$21,938	$22,098	$22,085	$21,793	$21,282

Spread-Based Institutional

GICs, Funding Agreements and Funding Agreements Backing Notes
Account value, net of reinsurance, beginning of period	$9,886	$9,766	$9,777	$9,998	$9,162	$9,408	$9,541
Deposits	676	498	980	587	1,402	871	841
Interest credited	128	123	114	107	101	86	82
Surrenders and benefits	(878)	(501)	(1,105)	(915)	(667)	(1,203)	(1,056)

Account value, end of period	9,812	9,886	9,766	9,777	9,998	9,162	9,408

Total Spread-Based Retail and Institutional	$31,328	$31,575	$31,704	$31,875	$32,083	$30,955	$30,690

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments (continued)

(amounts in millions)

		2006		2005
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Fee-Based
Income Distribution Series
Account value, net of reinsurance, beginning of period	$1,555	$1,235	$911	$747	$634	$540	$462
Deposits	334	350	281	170	109	92	85
Interest credited and investment performance	68	(5)	59	6	13	8	(4)
Surrenders, benefits and product charges	(28)	(25)	(16)	(12)	(9)	(6)	(3)

Account value, net of reinsurance, end of period	1,929	1,555	1,235	911	747	634	540

Traditional Variable Annuities
Account value, net of reinsurance, beginning of period	1,458	1,360	1,182	1,048	902	747	632
Deposits	105	147	132	123	137	145	143
Interest credited and investment performance	54	(19)	78	32	35	29	(13)
Surrenders, benefits and product charges	(32)	(30)	(32)	(21)	(26)	(19)	(15)

Account value, net of reinsurance, end of period	1,585	1,458	1,360	1,182	1,048	902	747

Variable Life Insurance
Account value, beginning of the period	367	377	363	355	347	335	345
Deposits	7	7	9	8	7	11	8
Interest credited and investment performance	10	(5)	18	12	13	11	(11)
Surrenders, benefits and product charges	(13)	(12)	(13)	(12)	(12)	(10)	(7)

Account value, end of period	371	367	377	363	355	347	335

Third-Party Assets
Genworth Financial Asset Management
Account value, beginning of the period	3,945	3,756	3,352	3,137	2,907	2,753	2,775
Deposits	411	460	370	275	242	224	212
Interest credited and investment performance	129	(121)	169	67	120	44	(94)
Surrenders, benefits and product charges	(117)	(150)	(135)	(127)	(132)	(114)	(140)

Account value, end of period	4,368	3,945	3,756	3,352	3,137	2,907	2,753

Genworth Financial Advisors
Account value, beginning of the period	2,198	2,068	1,828	1,640	1,428	1,293	1,198
Deposits	191	183	212	198	187	135	112
Interest credited and investment performance	25	(38)	85	5	40	14	(2)
Surrenders, benefits and product charges	(16)	(15)	(57)	(15)	(15)	(14)	(15)

Account value, end of period	2,398	2,198	2,068	1,828	1,640	1,428	1,293

Total Third-Party Assets	6,766	6,143	5,824	5,180	4,777	4,335	4,046

Total Fee-Based Assets Under Management	$10,651	$9,523	$8,796	$7,636	$6,927	$6,218	$5,668

Assets Under Management, Net of Reinsurance	$41,979	$41,098	$40,500	$39,511	$39,010	$37,173	$36,358

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Assets Under Management—Retirement Income and Investments (continued)

(amounts in millions)

		2006		2005
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Reinsured Products
Account value, beginning of period	$20,089	$20,817	$21,004	$21,293	$21,542	$21,789	$22,291
Deposits	6	10	11	7	15	32	37
Interest credited and investment performance	447	(5)	643	416	496	433	60
Surrenders, benefits and product charges	(686)	(733)	(841)	(712)	(760)	(712)	(599)

Account value, end of period	$19,856	$20,089	$20,817	$21,004	$21,293	$21,542	$21,789

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Institutional Assets Under Management by Contract Type—Retirement Income and Investments

(amounts in millions)

		2006		2005
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Spread-Based Institutional
Guaranteed Investment Contracts	$2,373	$2,619	$2,849	$3,142	$3,217	$3,264	$3,302
Funding agreements backing notes	4,741	4,569	4,270	3,957	4,054	3,172	3,381
Funding agreements	2,698	2,698	2,647	2,678	2,727	2,726	2,725

	$9,812	$9,886	$9,766	$9,777	$9,998	$9,162	$9,408

Funding agreements by liquidity provisions:
90 day	$425	$425	$425	$558	$858	$1,108	$1,308
180 day	450	450	450	450	550	350	150
No put	1,235	1,485	1,485	1,385	1,035	985	1,010
13 month rolling maturity	575	325	275	275	275	275	250
Accrued interest	13	13	12	10	9	8	7

Total funding agreements	$2,698	$2,698	$2,647	$2,678	$2,727	$2,726	$2,725

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—U.S. Mortgage Insurance

(amounts in millions)

		2006		2005
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Primary Insurance In-force	$104,000	$102,000	$100,500	$100,200	$101,900	$104,300	$106,000

New Insurance Written	$8,200	$8,200	$6,800	$6,700	$7,200	$7,200	$5,700

Net Premiums Written	$121	$119	$115	$112	$112	$111	$109

Loss Ratio(a)	37%	21%	16%	45%	24%	22%	14%

Expense Ratio(b)	36%	33%	35%	42%	55%	42%	37%

New Risk Written
Flow	$1,773	$1,697	$1,404	$1,667	$1,820	$1,713	$1,263
Bulk	40	41	102	2	10	19	9

Total Primary	1,813	1,738	1,506	1,669	1,830	1,732	1,272
Pool	3	2	2	2	—	—	—

Total New Risk Written	$1,816	$1,740	$1,508	$1,671	$1,830	$1,732	$1,272

Risk In-force
Flow	$21,962	$21,555	$21,328	$21,375	$21,500	$21,848	$22,103
Bulk	534	498	460	363	370	369	284

Total Primary	22,496	22,053	21,788	21,738	21,870	22,217	22,387
Pool	468	494	516	554	590	643	682

Total Risk In-force	$22,964	$22,547	$22,304	$22,292	$22,460	$22,860	$23,069

(a)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(b)	The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—U.S. Mortgage Insurance

(amounts in millions)

		2006		2005
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Risk In-force by Credit Quality
Flow by FICO Scores >619 (%)	91%	92%	92%	92%	92%	92%	92%
Flow by FICO Scores 575-619	7%	6%	6%	6%	6%	6%	6%
Flow by FICO Scores <575	2%	2%	2%	2%	2%	2%	2%

Bulk by FICO Scores >619	95%	95%	94%	96%	95%	95%	92%
Bulk by FICO Scores 575-619	3%	3%	4%	2%	3%	3%	4%
Bulk by FICO Scores <575	2%	2%	2%	2%	2%	2%	4%

Primary A minus and sub-prime	11.1%	10.8%	10.6%	10.4%	10.1%	9.9%	9.9%

Primary Loans
Primary total loans in-force	744,867	740,091	740,562	744,970	763,988	786,959	804,839
Primary total loans in default	23,083	22,069	23,127	27,391	24,478	23,613	24,376
Primary loans total default rate	3.1%	3.0%	3.1%	3.7%	3.2%	3.0%	3.0%

Flow loans in default	22,001	21,021	22,070	26,163	23,284	22,392	22,891
Flow loans default rate	3.5%	3.3%	3.5%	4.1%	3.5%	3.3%	3.3%

Bulk loans in default	1,082	1,048	1,057	1,228	1,194	1,221	1,485
Bulk loans default rate	1.0%	0.9%	1.0%	1.2%	1.1%	1.1%	1.4%

A minus and sub-prime loans in default	6,773	6,185	6,064	7,072	6,420	5,930	6,058
A minus and sub-prime loans default rate	9.3%	8.8%	8.8%	10.5%	9.6%	8.9%	8.9%

Pool Loans
Pool loans in default	446	477	500	597	542	597	648
Pool loans default rate	2.5%	2.6%	2.7%	3.1%	2.7%	2.8%	2.7%

Claims Paid
Primary Claims Paid (includes LAE)	36.0	32.2	30.6	33.8	34.0	37.9	39.6
Pool Claims Paid (includes LAE)	0.0	0.4	0.1	0.1	0.0	0.2	0.1
Primary Average Claim Severity	98%	95%	96%	95%	94%	95%	95%

Other Measures
Flow Persistency(a)	74%	71%	72%	68%	59%	63%	66%
Gross written premiums ceded to captives/total direct written premiums	23%	24%	24%	24%	24%	24%	25%
Risk to capital ratio(b)	7.9:1	8.0:1	8.1:1	8.2:1	8.6:1	8.9:1	9.4:1

(a)	Excludes bulk transactions and the effect of periodic reconciliations involving single premium mortgage insurance. Including the effect of the periodic reconciliations, flow persistency would be 71% and 65% for the three months ended March 31, 2006 and December 31, 2005, respectively. All other periods shown were unafffected.

(b)	Certain states limit a private mortgage insurer’s risk in-force to 25 times the total of the insurer’s policyholders’ surplus plus the statutory contingent reserve, commonly known as the “risk to capital” requirement. The risk to capital ratio for our U.S. mortgage insurance business was computed as of the beginning of the period indicated.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Primary Risk In-force and Primary Default Rate

by Region and State

	September 30, 2006		December 31, 2005		September 30, 2005
	% of Primary Risk In-force	Primary Default Rate	% of Primary Risk In-force	Primary Default Rate	% of Primary Risk In-force	Primary Default Rate
By Region
Southeast(1)	25%	3.28%	25%	4.03%	24%	3.44%
South Central(2)	17	3.31%	17	4.91%	17	3.48%
Northeast(3)	14	3.29%	14	3.66%	14	3.51%
North Central(4)	12	2.69%	12	2.84%	12	2.77%
Great Lakes(5)	10	4.63%	9	4.96%	9	4.61%
Pacific(6)	8	1.51%	9	1.79%	9	1.78%
Plains(7)	6	2.34%	6	2.60%	6	2.46%
New England(8)	4	2.67%	4	2.56%	4	2.33%
Mid-Atlantic(9)	4	2.21%	4	2.52%	5	2.53%

Total	100%	3.10%	100%	3.68%	100%	3.20%

By State
Florida	9%	1.95%	9%	2.43%	9%	1.91%
Texas	7%	4.04%	7%	5.09%	7%	4.24%
New York	6%	2.51%	6%	2.87%	6%	2.71%
Illinois	5%	2.84%	5%	3.16%	5%	3.11%
Georgia	4%	4.16%	4%	4.51%	4%	4.52%
North Carolina	4%	3.96%	4%	4.51%	4%	4.21%
Pennsylvania	4%	4.44%	4%	4.83%	4%	4.70%
Ohio	4%	4.84%	4%	5.40%	4%	5.11%
New Jersey	3%	3.05%	3%	3.36%	4%	3.15%
Arizona	3%	1.53%	3%	1.85%	3%	1.72%
California	3%	0.96%	3%	1.14%	4%	1.06%

(1)	Alabama, Arkansas, Florida, Georgia, Mississippi, North Carolina, South Carolina and Tennessee
(2)	Arizona, Colorado, Louisiana, New Mexico, Oklahoma, Texas and Utah
(3)	New Jersey, New York and Pennsylvania
(4)	Illinois, Minnesota, Missouri and Wisconsin
(5)	Indiana, Kentucky, Michigan and Ohio
(6)	Alaska, California, Hawaii, Nevada, Oregon and Washington
(7)	Idaho, Iowa, Kansas, Montana, Nebraska, North Dakota, South Dakota and Wyoming
(8)	Connecticut, Maine, Massachusetts, New Hampshire, Rhode Island and Vermont
(9)	Delaware, Maryland, Virginia, Washington D.C. and West Virginia

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Selected Key Performance Measures—International Mortgage Insurance

(amounts in millions)

		2006		2005
	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Primary Insurance In-force
Canada	$112,200	$101,900	$92,800	$89,300	$81,000	$71,500	$77,100
Australia	167,300	133,100	133,600	127,300	123,800	114,900	110,800
Europe and Rest of World	40,100	36,600	30,400	27,600	26,200	23,800	22,000

Total International Primary Insurance In-force	$319,600	$271,600	$256,800	$244,200	$231,000	$210,200	$209,900

New Insurance Written
Canada	$10,800	$6,200	$4,000	$7,400	$5,900	$4,600	$3,300
Australia	12,500	9,600	12,400	10,400	12,200	11,400	9,200
Europe and Rest of World	5,400	5,900	4,000	4,100	2,900	5,400	1,700

Total International New Insurance Written	$28,700	$21,700	$20,400	$21,900	$21,000	$21,400	$14,200

Total Risk In-force(a)	$102,700	$86,600	$82,800	$79,000	$74,500	$67,800	$68,000

Net Premiums Written	$311	$244	$204	$212	$204	$168	$137

Loss Ratio(b)
Canada	14%	7%	16%	12%	10%	13%	15%
Australia	37%	30%	29%	20%	5%	13%	-14%
Europe and Rest of World	18%	15%	14%	9%	9%	11%	17%
Total International Loss Ratio	22%	17%	21%	14%	8%	13%	6%

Expense Ratio(c)
Canada	11%	18%	23%	16%	15%	17%	19%
Australia	13%	15%	14%	13%	14%	16%	15%
Europe and Rest of World	43%	34%	41%	50%	52%	90%	79%
Total International Expense Ratio	16%	20%	21%	19%	18%	24%	22%

(a)	Our businesses in Australia, New Zealand and Canada currently provide 100% coverage on the majority of the loans we insure in those markets. For the purpose of representing our risk in-force, we have computed an “Effective Risk In-force” amount, which recognizes that the loss on any particular loan will be reduced by the net proceeds received upon sale of the property. Effective risk in-force has been calculated by applying to insurance in-force a factor that represents our highest expected average per-claim payment for any one underwriting year over the life of our businesses in Australia, New Zealand and Canada. This factor was 35% for all periods presented.

(b)	The ratio of incurred losses and loss adjustment expense to net premiums earned.

(c)	The ratio of an insurer’s general expenses to net premiums written. In our business, general expenses consist of acquisition and insurance expenses, net of deferrals, and amortization of DAC and intangibles.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

RECONCILIATIONS OF NON-GAAP MEASURES

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Operating ROE

(amounts in millions)

	Twelve months ended
	September 30, 2006	December 31, 2005
GAAP Basis ROE
Net income for the twelve months ended (1)	$1,262	$1,221
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (2)	$11,876	$11,437
GAAP Basis ROE (1) divided by (2)	10.6%	10.7%

Operating ROE
Net operating income for the twelve months ended (1)	$1,291	$1,222
Quarterly average stockholders’ equity, excluding accumulated other comprehensive income (2)	$11,876	$11,437
Operating ROE (1) divided by (2)	10.9%	10.7%

(1)	The twelve months ended information is derived by adding the four quarters of net income and net operating income from page 8 herein.

(2)	Quarterly average stockholders’ equity, excluding accumulated other comprehensive income, is derived by averaging stockholders' equity, excluding accumulated other comprehensive income, for the most recent five quarters.

Non-GAAP Definition for Operating ROE

The company references the non-GAAP financial measure entitled “operating return on equity” or “operating ROE.” The company defines operating ROE as net operating income divided by average stockholders’ equity, excluding accumulated other comprehensive income (AOCI) in average stockholders’ equity. Management believes that analysis of operating ROE enhances understanding of the efficiency with which the company deploys its capital. However, operating ROE as defined by the company should not be viewed as a substitute for GAAP net income divided by average stockholders’ equity.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Expense Ratio

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
GAAP Basis Expense Ratio
Acquisition and operating expenses, net of deferrals (1)	$533	$521	$475	$1,529	$513	$506	$523	$447	$1,989
Total revenues (2)	$2,804	$2,754	$2,625	$8,183	$2,655	$2,628	$2,610	$2,611	$10,504

Expense ratio (1) divided by (2)	19.0%	18.9%	18.1%	18.7%	19.3%	19.3%	20.0%	17.1%	18.9%

GAAP Basis, As Adjusted—Expense Ratio
Acquisition and operating expenses, net of deferrals	$533	$521	$475	$1,529	$513	$506	$523	$447	$1,989
Less payment protection insurance business	187	182	172	541	176	176	209	186	747

Adjusted acquisition and operating expenses, net of deferrals (3)	$346	$339	$303	$988	$337	$330	$314	$261	$1,242

Total revenues	$2,804	$2,754	$2,625	$8,183	$2,655	$2,628	$2,610	$2,611	$10,504
Less payment protection insurance business	340	352	319	1,011	335	373	385	399	1,492
Less net investment gains (losses)	(6)	(49)	(22)	(77)	11	(7)	—	(6)	(2)

Adjusted total revenues (4)	$2,470	$2,451	$2,328	$7,249	$2,309	$2,262	$2,225	$2,218	$9,014

Adjusted expense ratio (3) divided by (4)	14.0%	13.8%	13.0%	13.6%	14.6%	14.6%	14.1%	11.8%	13.8%

Non-GAAP Definition for Expense Ratio

The company references the non-GAAP financial measure entitled “expense ratio” as a measure of productivity. The company defines expense ratio as acquisition and operating expenses, net of deferrals, divided by total revenues, excluding the effects of the company’s payment protection insurance business. The payment protection insurance business is excluded from this ratio as its expense base is comprised of varying levels of non-deferrable acquisition costs. Management believes that the expense ratio analysis enhances understanding of the productivity of the company. However, the expense ratio as defined by the company should not be viewed as a substitute for GAAP acquisition and operating expenses, net of deferrals, divided by total revenues.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Core Premiums

(amounts in millions)

		2006			2005
	Q3	Q2	Q1	Total	Q4	Q3	Q2	Q1	Total
Reported premiums	$1,680	$1,648	$1,539	$4,867	$1,531	$1,547	$1,614	$1,605	$6,297
Less payment protection insurance run-off premiums	22	35	19	76	34	64	64	74	236
Less spread-based retail premiums	210	200	180	590	181	189	241	244	855

Core premiums	$1,448	$1,413	$1,340	$4,201	$1,316	$1,294	$1,309	$1,287	$5,206

Reported premium percentage change from prior year	8.6%
Core premium percentage change from prior year	11.9%

Non-GAAP Definition for Core Premiums

The company references the non-GAAP financial measure entitled “core premiums” as a measure of premium growth. The company defines core premiums as earned premiums less premiums on a run-off block in our payment protection insurance business and less premiums from our spread-based retail business. The spread-based retail premiums are excluded in this measure primarily because these are single premiums and are not an indication of future premiums. Management believes that analysis of core premiums enhances understanding of premium growth of the company. However, core premiums as defined by the company should not be viewed as a substitute for GAAP earned premiums.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Reconciliation of Core Yield

			2006		2005				2004
	(Assets—amounts in billions)	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
	Reported—Total Invested Assets and Cash	$69.6	$66.4	$67.6	$68.8	$68.4	$67.9	$66.7	$67.1
	Subtract:
	Securities lending	1.6	0.9	1.6	1.8	2.2	2.7	3.0	3.2
	Unrealized gains (losses)	0.6	(0.7)	0.2	1.2	1.7	2.6	1.5	1.9
	Derivative counterparty collateral	0.4	0.2	0.3	0.4	—	—	—	—

	Adjusted end-of-period invested assets	$67.0	$66.0	$65.5	$65.4	$64.5	$62.6	$62.2	$62.1

(A)	Average Invested Assets used in Reported Yield	$66.5	$65.7	$65.5	$64.9	$63.5	$62.4	$62.1
	Subtract: limited partnership investments (average balance)	0.2	0.1	0.1	0.2	0.2	0.2	0.2

(B)	Average Invested Assets used in Core Yield Calculation	66.3	65.6	65.3	64.8	63.4	62.2	62.0
	Subtract: portfolios supporting floating and short-term products	10.4	10.0	9.1	8.3	7.6	6.9	6.8

(C)	Average Invested Assets used in Core Yield (excl. Floating & Short-Term) Calculation	$55.9	$55.6	$56.2	$56.5	$55.8	$55.3	$55.1

	(Income—amounts in millions)
(D)	Reported—Net Investment Income	$944	$953	$924	$941	$902	$842	$851
	Subtract certain investment items(1)	9	38	27	68	49	14	24

(E)	Core Net Investment Income	935	915	897	873	853	828	827
	Subtract: investment income from portfolios supporting floating and short-term products	147	139	120	100	83	74	59

(F)	Core Net Investment Income (excl. Floating and Short-Term)	$788	$776	$777	$773	$770	$754	$767

(D)/(A)	Reported Yield	5.7%	5.8%	5.6%	5.8%	5.7%	5.4%	5.5%
(E)/(B)	Core Yield	5.6%	5.6%	5.5%	5.4%	5.4%	5.3%	5.3%
(F)/(C)	Core Yield (excl. Floating and Short-Term)	5.6%	5.6%	5.5%	5.5%	5.5%	5.4%	5.6%

Notes:	—Columns may not add due to rounding.
—Yields have been annualized.

Non-GAAP Definition for Core Yield

The company references the non-GAAP financial measure entitled “core yield” as a measure of investment yield. The company defines core yield as the investment yield adjusted for those items that are not recurring in nature. Management believes that analysis of core yield enhances understanding of the investment yield of the company. However, core yield as defined by the company should not be viewed as a substitute for GAAP investment yield.

(1)	Includes bond calls, prepayments, limited partnerships, non-qualifying derivatives, commercial mortgage loan loss reserves and other items.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

CORPORATE INFORMATION

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Industry Ratings

Our principal life insurance subsidiaries are rated by A.M. Best, S&P, Moody’s and Fitch as follows:

Company	A.M. Best rating	S&P rating	Moody’s rating	Fitch rating
American Mayflower Life Insurance Company of New York	A+	AA-	Aa3	AA-
Continental Life Insurance Company of Brentwood, Tennessee	A-	Not rated	Not rated	Not rated
Federal Home Life Insurance Company	A+	Not rated	Aa3	AA-
First Colony Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company of New York	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company	A+	AA-	Aa3	AA-
Genworth Life and Annuity Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated
Genworth Life and Health Insurance Company	A	AA-	Not rated	Not rated
Genworth Life Insurance Company	A+	AA-	Aa3	AA-
Genworth Life Insurance Company (short term rating)	Not rated	A-1+	P-1	Not rated

Our mortgage insurance subsidiaries are rated by S&P, Moody’s and Fitch as follows:

Company(a)	S&P rating	Moody’s rating	Fitch rating
Genworth Mortgage Insurance Corporation	AA	Aa2	AA
Genworth Financial Mortgage Insurance Pty. Limited	AA	Aa2	AA
Genworth Financial Mortgage Insurance Limited	AA	Aa2	AA
Genworth Residential Mortgage Insurance Corporation of NC	AA	Aa2	AA
Private Residential Mortgage Insurance Corporation	Not Rated	Aa2	AA

(a)	Our Canadian mortgage insurance company, Genworth Financial Mortgage Insurance Company Canada, is not rated by any of the rating agencies shown above, but is rated “AA” by Dominion Bond Rating Service.

The A.M. Best, S&P, Moody’s and Fitch ratings are not designed to be, and do not serve as, measures of protection or valuation offered to investors. These financial strength ratings should not be relied on with respect to making an investment in our securities.

A.M. Best states that its ‘‘A+’’ (Superior) rating is assigned to those companies that have, in its opinion, a superior ability to meet their ongoing obligations to policyholders. The ‘‘A+’’ (Superior) rating is the second-highest of fifteen ratings assigned by A.M. Best, which range from ‘‘A++’’ to ‘‘S’’.

S&P states that an insurer rated “AA” (Very Strong) has very strong financial security characteristics that outweigh any vulnerabilities, and is highly likely to have the ability to meet financial commitments. The “AA” range is the second-highest of the four ratings ranges that meet these criteria, and also is the second-highest of nine financial strength rating ranges assigned by S&P, which range from “AAA” to “R.” A plus (+) or minus (–) shows relative standing in a rating category. Accordingly, the “AA” and “AA–” ratings are the third-and fourth-highest of S&P’s 20 ratings categories. The short-term “A-1” rating is the highest rating and shows the capacity to meet financial commitments is strong. Within this category, the designation of a plus sign (+) indicates capacity to meet its financial commitments is extremely strong.

GENWORTH FINANCIAL, INC.

3Q 2006 FINANCIAL SUPPLEMENT

Industry Ratings (continued)

Moody’s states that insurance companies rated “Aa” (Excellent) offer excellent financial security. Moody’s states that companies in this group constitute what are generally known as high-grade companies. The “Aa” range is the second-highest of nine financial strength rating ranges assigned by Moody’s, which range from “Aaa” to “C.” Numeric modifiers are used to refer to the ranking within the group, with 1 being the highest and 3 being the lowest. Accordingly, the “Aa2” and “Aa3” ratings are the third- and fourth-highest of Moody’s 21 ratings categories. Short-term rating “P1” is the highest rating and shows superior ability for repayment of short-term debt obligations.

Fitch states that “AA” (Very Strong) rated insurance companies are viewed as possessing very strong capacity to meet policyholder and contract obligations. Risk factors are modest, and the impact of any adverse business and economic factors is expected to be very small. The “AA” rating category is the second-highest of eight financial strength rating categories, which range from “AAA” to “D.” The symbol (+) or (-) may be appended to a rating to indicate the relative position of a credit within a rating category. These suffixes are not added to ratings in the “AAA” category or to ratings below the “CCC” category. Accordingly, the “AA” and “AA-” ratings are the third- and fourth-highest of Fitch’s 24 ratings categories.

Dominion Bond Rating states that long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition DBRS has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A.M. Best, S&P, Moody’s, Fitch and Dominion Bond Rating review their ratings periodically and we cannot assure you that we will maintain our current ratings in the future. Other agencies may also rate our company or our insurance subsidiaries on a solicited or an unsolicited basis.

On June 2, 2006, A.M. Best removed Continental Life Insurance Company of Brentwood, Tennessee from under review and upgraded the financial strength ratings to A- (excellent) from B++ (very good). The outlook for the rating is positive.

On October 25, 2006, Fitch Ratings and Moody’s Investor Services assigned a rating to Private Residential Mortgage Insurance Corporation (PRMIC). PRMIC has been reactivated in order to insure certain types of loans that would not be permitted under Genworth Mortgage Insurance Corporation existing monoline insurance charter.

About Genworth Financial

Genworth is a leading insurance holding company, serving the lifestyle protection, retirement income, investment and mortgage insurance needs of more than 15 million customers, and has operations in 24 countries, including the U.S., Canada, Australia, the U.K. and more than a dozen other European countries. For more information, visit www.genworth.com.

Inquiries:

Genworth Financial, Inc.

Jean Peters, 804-662-2693

jean.peters@genworth.com

Alicia Charity, 804-662-2248

alicia.charity@genworth.com

Linnea Olsen, 804-662-2536

linnea.olsen@genworth.com